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                                                                    EXHIBIT 10.5


                                  BILL OF SALE

         FOR GOOD CONSIDERATION, and in payment of the sum of $16,000.00, the undersigned (Seller), hereby sells and transfers to REGAL OPERATING CORP, or assigns, (Buyer), the following chattels and personal property: (describe property)

                              See attached exhibit

         The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.

         Signed under seal this 22 day of Nov. 1998.

                                                       /s/ WES ROBERTS
                                                      -------------------------
                                                       Wes Roberts